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                         FIRST EAGLE SOGEN FUNDS, INC.

                         FIRST EAGLE SOGEN GLOBAL FUND
                        FIRST EAGLE SOGEN OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                          FIRST EAGLE SOGEN GOLD FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                         SUPPLEMENT DATED JULY 1, 2002
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2002

We are pleased to announce that Mr. James Jordan, a member of the Board of Directors since December 1999, has accepted a position with the Adviser as Managing Director. Accordingly, while Mr. Jordan will continue to serve you as a member of the Board of Directors, he will no longer serve as an Independent Director, as defined in the Investment Company Act.

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Statement of Additional Information for First Eagle SoGen Funds, Inc., including but not limited to the section entitled 'Management of the Company.'